UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Variable Rate Strategic Fund Inc. (GFY)

ANNUAL REPORT

SEPTEMBER 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Variable Rate Strategic Fund Inc.

Annual Report • September 30, 2007

What’s	Letter from Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	20

	Statement of Operations	21

	Statements of Changes in Net Assets	22

	Financial Highlights	23

Fund Objective	Notes to Financial Statements	24
The Fund’s investment
objective is to maintain a	Report of Independent Registered Public Accounting Firm	34
high level of current income.
	Additional Information	35

	Annual Chief Executive Officer and Chief Financial Officer Certification	39

	Important Tax Information	40

	Dividend Reinvestment Plan	41

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy produced mixed results during the 12-month reporting period ended September 30, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The advance estimate for third quarter GDP growth was 3.9%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

At the end of October 2007, after the reporting period concluded, the Fed again cut rates, reducing the federal funds rate from 4.75% to 4.50%.

Western Asset Variable Rate Strategic Fund Inc.	I

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended September 30, 2007, two-year Treasury yields fell from 4.71% to 3.97%. Over the same period, 10-year Treasury yields moved from 4.64% to 4.59%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.14%.

Despite weakness late in the fiscal year, the high-yield bond market generated positive results over the 12-month period ended September 30, 2007. During that time, the Citigroup High Yield Market Index[v] returned 7.66%. With interest rates relatively low, demand for higher yielding bonds, overall, remained solid. The high-yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 7.51% during the reporting period. Overall solid demand, an expanding

II	Western Asset Variable Rate Strategic Fund Inc.

global economy, strong domestic spending and the Fed’s rate cut supported many emerging market countries.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of Western Asset Variable Rate Strategic Fund Inc. approved, to be effective June 1, 2007, changes to the non-fundamental investment policies relating to the Fund’s definition of “emerging market country”. The Fund changed its definition of “emerging market country” to include any country which is, at the time of investment, represented in the EMBI Global or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle- or low-income. Under the Fund’s previous investment policy, the Fund defined an “emerging market country” as: “any country which is considered to be an emerging country by the World Bank at the time of the Fund’s investment. The countries that will not be considered emerging market countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; the Netherlands; New Zealand; Norway; Spain; Sweden; Switzerland; the United Kingdom; and the United States.” This revision to the definition of “emerging market country” is intended to allow Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility and opportunity to achieve the Fund’s investment objectives and make the range of countries available for investment by the Fund consistent with the countries represented in its current benchmark.

Also effective June 1, 2007, the Fund changed its benchmark from the Lehman Brothers U.S. Aggregate Index to the Merrill Lynch Constant Maturity 3-Month LIBOR Indexvii. In the opinion of Western Asset, this change provides for a broader, more effective benchmark index for the Fund, and reflects the portfolio strategies with which the Fund is managed.

Western Asset Variable Rate Strategic Fund Inc.	III

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 2, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

The Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-month LIBOR rate) and is rolled into a new 3-month instrument. The Index therefore will always have a constant maturity equal to exactly 3 months.

IV	Western Asset Variable Rate Strategic Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the preceding twelve months, we have seen some significant changes in the market. At the beginning of the period, the economy was experiencing robust growth and the market was focused on inflation and was debating whether or not the Federal Reserve Board (“Fed”)i would need to raise short-term interest rates. Toward the end of the period, the economy seemed to be faltering and market participants were focusing on the prospects for future growth in light of the weakened housing market. During this time, investor expectations seemed to swing from one extreme to the other. As the fiscal year ended, concerns were clearly focused on the risks associated with slower growth and what the Fed’s next move would be after it lowered interest rates in mid-September 2007.

These market conditions and concerns arose from the subprime mortgage market. While representing only a small fraction of the fixed-income markets, the disruptions in this sector (higher than expected default experience) reverberated throughout all sectors of the fixed-income markets.

Performance Review

For the 12 months ended September 30, 2007, Western Asset Variable Rate Strategic Fund Inc. returned 3.21% based on its net asset value (“NAV”)ii and 5.75% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s new unmanaged benchmark, the Merrill Lynch Constant Maturity 3-Month LIBOR Indexiii, and its former unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexiv, returned 5.57% and 5.14%, respectively, for the same period. The Fund’s Lipper Global Income Closed-End Funds Category Averagev increased 9.06% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.45 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2007 (unaudited)

Price Per Share	12-Month Total Return

$18.85 (NAV)	3.21%
$16.91 (Market Price)	5.75%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	1

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s moderate allocation to emerging market debt and U.S. Treasury Inflation-Protected Securities (“TIPS”)vi enhanced results during the fiscal year. TIPS benefited from higher than expected inflation accretion on the back of rising commodity prices. Along with a general theme of economic reform, emerging market debt also benefited from a rise in commodity prices because many emerging market countries are major commodity exporters. Elsewhere, a significant allocation to agency pass-through mortgage-backed securities (“MBS”) and floating-rate structured securities primarily backed by residential mortgages was positive until June 2007. Prior to that time, this sector performed well as it benefited from several factors, including attractive yields over LIBOR and low volatility.

What were the leading detractors from performance?

A. While overall fundamental economic indicators, namely growth and inflation, remain moderate and within the Fed’s comfort zone, there was a sharp increase in investor risk aversion that began in June 2007 and continued throughout the summer. This liquidity crisis was sparked by a rapid deterioration in the housing market, specifically the subprime mortgage market. The news of this turmoil was concurrent with a supply/demand imbalance resulting from a heavy forward leveraged buy-out calendar over the summer. Rising uncertainty over both the degree of subprime losses and credit risk appetite caused lending markets to seize and, in the ensuing rise in volatility and “flight to quality”, investors piled into the safety of U.S. Treasury securities while shedding more risky investments. This activity severely impacted the mortgage market, both pass-through and structured, and caused the sector to give back much of the gains earned earlier in the fiscal year. The vast majority of the Fund’s mortgage holdings are high quality (AAA-rated) where we do not foresee any principal impairment; however, the Fund’s holdings were adversely affected on a mark-to-market basis. The corporate bond market was also adversely affected by the “flight to quality” and, as a result, the Fund’s exposure to corporate bonds, in general, and high-yield securities, in particular, detracted from results during the summer.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund from a strategy or investment process perspective. In terms of portfolio positioning, the Fund increased its allocation to high-quality floating rate mortgage-backed and asset-backed securities while paring back exposure to high-yield corporate bonds during the beginning of the fiscal year (late 2006). During the market turmoil of the most recent quarter, the Fund increased its allocation to high-yield corporate bonds seeing value in that sector as the market has now priced in the probability of a recession.

2	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Looking for Additional Information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 16, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

iii

The Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-month LIBOR rate) and is rolled into a new 3-month instrument. The Index therefore will always have a constant maturity equal to exactly 3 months.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

4	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007)

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 17.7%
Aerospace & Defense — 0.3%
100,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	$100,500
100,000	Hawker Beechcraft Acquisition Co., Senior Subordinated Notes, 9.750% due 4/1/17 (a)	102,500
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	256,875
	Total Aerospace & Defense	459,875
Airlines — 0.0%
60,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	63,000
Auto Components — 0.2%
100,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	82,000
245,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	216,825
	Total Auto Components	298,825
Automobiles — 0.9%
	Ford Motor Co.:
	Debentures:
60,000	8.875% due 1/15/22	51,900
50,000	6.625% due 10/1/28	37,500
790,000	Notes, 7.450% due 7/16/31	624,100
425,000	Senior Notes, 4.950% due 1/15/08	422,307
	General Motors Corp., Senior Debentures:
50,000	8.250% due 7/15/23	44,000
410,000	8.375% due 7/15/33	361,313
	Total Automobiles	1,541,120
Building Products — 0.1%
	Associated Materials Inc.:
85,000	Senior Discount Notes, step bond to yield 16.143% due 3/1/14	53,975
100,000	Senior Subordinated Notes, 9.750% due 4/15/12	102,000
110,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.416% due 3/1/14	68,200
	Total Building Products	224,175
Capital Markets — 0.0%
40,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	37,600
Chemicals — 0.1%
45,000	Georgia Gulf Corp., Senior Subordinated Notes, 9.500% due 10/15/14	41,400
20,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	21,400
25,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	26,625
	Total Chemicals	89,425

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	5

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Commercial Banks — 1.3%
770,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	$786,247
	HSBC Bank PLC:
60,000	10.999% due 8/20/12 (b)	58,350
60,000	Medium Term Note, 10.756% due 8/20/12 (b)	57,780
800,000	Medium-Term Notes, 8.190% due 7/20/12 (a)(b)(c)	697,600
560,000	HSBK Europe BV, 7.250% due 5/3/17 (a)(c)	513,128
250,000	TuranAlem Finance BV, Bond, 6.735% due 1/22/09 (a)(b)(c)	245,937
	Total Commercial Banks	2,359,042
Commercial Services & Supplies — 0.3%
100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	100,500
175,000	Allied Waste North America Inc., Senior Notes, 7.250% due 3/15/15 (c)	179,375
90,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	93,600
125,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	132,500
110,000	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14	105,600
	Total Commercial Services & Supplies	611,575
Consumer Finance — 4.1%
	Ford Motor Credit Co.:
	Notes:
115,000	6.625% due 6/16/08	114,150
3,000,000	6.930% due 1/15/10 (b)(c)	2,824,887
220,000	Senior Notes, 9.875% due 8/10/11 (c)	223,007
	General Motors Acceptance Corp.:
50,000	Bonds, 8.000% due 11/1/31	49,183
	Notes:
25,000	7.250% due 3/2/11	24,254
500,000	6.750% due 12/1/14 (c)	453,810
4,000,000	7.821% due 12/1/14 (b)(c)	3,692,588
	Total Consumer Finance	7,381,879
Containers & Packaging — 0.3%
	Graham Packaging Co. Inc.:
75,000	Senior, 8.500% due 10/15/12	74,813
35,000	Senior Subordinated Notes, 9.875% due 10/15/14	34,825
190,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (c)	196,175
165,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12 (c)	165,825
	Total Containers & Packaging	471,638

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Diversizied Consumer Services — 0.1%
	Education Management LLC/Education Management Finance Corp.:
90,000	Senior Notes, 8.750% due 6/1/14	$92,700
55,000	Senior Subordinated Notes, 10.250% due 6/1/16	57,200
30,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	31,275
	Total Diversified Consumer Services	181,175
Diversified Financial Services — 1.1%
80,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	73,400
100,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	98,000
250,000	Chukchansi Economic Development Authority, Senior Notes, 8.859% due 11/15/12 (a)(b)(c)	253,125
80,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	80,900
300,000	Merna Reinsurance Ltd., Subordinated Notes, 7.110% due 7/7/10 (a)(b)(c)	299,955
5,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	4,725
840,000	TNK-BP Finance SA, 6.875% due 7/18/11 (a)(c)	835,800
23,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	24,093
20,000	Vangent Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (a)	18,750
195,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.000% due 10/1/15	146,737
125,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	121,875
	Total Diversified Financial Services	1,957,360
Diversified Telecommunication Services — 0.7%
45,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	39,600
135,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	132,300
25,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	27,125
225,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (c)	242,156
40,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	39,600
20,000	PAETEC Holding Corp., Senior Notes, 9.500% due 7/15/15 (a)	20,100
250,000	Qwest Corp., Notes, 8.944% due 6/15/13 (b)(c)	268,125
	Virgin Media Finance PLC, Senior Notes:
100,000	8.750% due 4/15/14	103,000
130,000	9.125% due 8/15/16	135,525
190,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (c)	203,538
	Total Diversified Telecommunication Services	1,211,069
Electric Utilities — 0.0%
10,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	11,000
Energy Equipment & Services — 0.1%
155,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (c)	154,031
20,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	20,200
20,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	20,600
	Total Energy Equipment & Services	194,831

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	7

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Food & Staples Retailing — 0.3%
482,518	CVS Corp., Pass-through Certificates, 6.117% due 1/10/13 (a)(c)	$485,220
Gas Utilities — 0.0%
45,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	44,100
Health Care Equipment & Supplies — 0.0%
15,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	13,875
Health Care Providers & Services — 0.4%
60,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (a)	61,950
	HCA Inc.:
195,000	Notes, 6.375% due 1/15/15 (c)	166,725
100,000	Senior Secured Notes, 9.625% due 11/15/16 (a)(d)	107,000
275,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14 (c)	253,000
10,000	Universal Hospital Services Inc., Secured Notes, 8.500% due 6/1/15 (a)(d)	9,950
35,000	US Oncology Holdings Inc., Senior Notes, 10.759% due 3/15/12 (a)(b)(d)	31,325
	Total Health Care Providers & Services	629,950
Hotels, Restaurants & Leisure — 1.0%
175,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.750% due 12/15/12 (c)	180,688
35,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	24,675
242,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)(c)	239,277
125,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	103,125
70,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	74,200
250,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (c)	243,125
260,000	MGM MIRAGE Inc., Senior Notes, 7.625% due 1/15/17 (c)	258,700
200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15 (c)	197,750
200,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12 (c)	203,500
25,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	22,875
	Snoqualmie Entertainment Authority, Senior Secured Notes:
10,000	9.063% due 2/1/14 (a)(b)	9,775
5,000	9.125% due 2/1/15 (a)	4,950
	Station Casinos Inc.:
155,000	Senior Notes, 7.750% due 8/15/16 (c)	154,225
15,000	Senior Subordinated Notes, 6.875% due 3/1/16	13,125
	Total Hotels, Restaurants & Leisure	1,729,990
Household Durables — 0.1%
45,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	45,450
220,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.979% due 9/1/12 (c)	198,000
	Total Household Durables	243,450

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Independent Power Producers & Energy Traders — 0.7%
40,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	$39,300
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10 (c)	397,500
25,000	8.875% due 2/15/11	26,219
120,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19 (a)	115,350
	Edison Mission Energy, Senior Notes:
80,000	7.750% due 6/15/16	83,200
30,000	7.200% due 5/15/19 (a)	29,700
30,000	7.625% due 5/15/27 (a)	29,100
130,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	132,600
	NRG Energy Inc., Senior Notes:
75,000	7.250% due 2/1/14	75,375
310,000	7.375% due 2/1/16 (c)	311,550
	Total Independent Power Producers & Energy Traders	1,239,894
Internet & Catalog Retail — 0.0%
25,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	23,875
IT Services — 0.1%
	SunGard Data Systems Inc.:
50,000	Senior Notes, 9.125% due 8/15/13	52,250
175,000	Senior Subordinated Notes, 10.250% due 8/15/15 (c)	183,750
	Total IT Services	236,000
Leisure Equipment & Products — 0.0%
25,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	21,875
Media — 1.1%
60,000	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13	63,600
10,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	10,700
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
20,000	Senior Accreting Notes, 12.125% due 1/15/15	18,800
60,000	Senior Notes, 11.750% due 5/15/14	55,800
497,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (c)	505,697
10,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	9,638
30,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14	28,050
	CSC Holdings Inc.:
75,000	Senior Debentures, 8.125% due 8/15/09	76,500
250,000	Senior Notes, 8.125% due 7/15/09 (c)	255,000
375,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (c)	377,812
105,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	105,263
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13	76,000
230,000	Senior Notes, 8.875% due 10/15/17 (a)	234,600
50,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	49,375

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	9

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Media — 1.1% (continued)
40,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	$39,700
15,000	Univision Communications Inc., Senior Notes, 9.750% due 3/15/15 (a)(d)	14,700
10,000	XM Satellite Radio Inc., Senior Notes, 9.856% due 5/1/13 (b)	9,925
	Total Media	1,931,160
Metals & Mining — 0.6%
300,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (c)	328,500
150,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (c)	160,500
80,000	Noranda Aluminum Holding Corp., Senior Notes, 11.146% due 11/15/14 (a)(b)(d)	74,800
25,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	24,250
95,000	Steel Dynamics Inc., Senior Notes, 6.750% due 4/1/15 (a)	92,150
50,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	49,125
	Vale Overseas Ltd., Notes:
128,000	6.250% due 1/23/17	130,073
201,000	6.875% due 11/21/36 (c)	208,089
	Total Metals & Mining	1,067,487
Multiline Retail — 0.1%
	Dollar General Corp.:
30,000	Senior Notes, 10.625% due 7/15/15 (a)	28,350
40,000	Senior Subordinated Notes, 11.875% due 7/15/17 (a)(d)	35,000
	Neiman Marcus Group Inc.:
20,000	Senior Notes, 9.000% due 10/15/15 (d)	21,400
40,000	Senior Subordinated Notes, 10.375% due 10/15/15	43,800
	Total Multiline Retail	128,550
Office Electronics — 0.1%
120,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	123,037
Oil, Gas & Consumable Fuels — 1.8%
170,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (c)	173,825
70,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	69,037
210,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15 (c)	217,350
	El Paso Corp., Medium-Term Notes:
375,000	7.375% due 12/15/12 (c)	388,875
300,000	7.750% due 1/15/32 (c)	306,133
	Enterprise Products Operating LP, Junior Subordinated Notes:
120,000	7.034% due 1/15/68	110,118
80,000	8.375% due 8/1/66	82,348
60,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	60,000
	Gazprom, Loan Participation Notes:
190,000	6.212% due 11/22/16 (a)	188,803
210,000	6.510% due 3/7/22 (a)(c)	208,404
30,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	28,950
330,000	LUKOIL International Finance BV, 6.356% due 6/7/17 (a)(c)	315,744
55,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	55,687
75,000	Peabody Energy Corp., 6.875% due 3/15/13	76,125
90,000	Pogo Producing Co., Senior Notes, 6.625% due 3/15/15	90,675

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Oil, Gas & Consumable Fuels — 1.8% (continued)
45,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	$44,213
200,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11 (c)	200,500
20,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	19,350
500,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32 (c)	578,125
	Total Oil, Gas & Consumable Fuels	3,214,262
Paper & Forest Products — 0.2%
	Abitibi-Consolidated Co. of Canada, Senior Notes:
35,000	6.000% due 6/20/13	24,675
15,000	8.375% due 4/1/15	10,988
	Abitibi-Consolidated Inc.:
20,000	Debentures, 7.400% due 4/1/18	13,700
10,000	Notes, 7.750% due 6/15/11	7,750
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11	99,250
125,000	Senior Subordinated Notes, 9.750% due 6/15/14	125,312
20,000	NewPage Corp., Senior Secured Notes, 11.606% due 5/1/12 (b)	21,600
	Verso Paper Holdings LLC:
20,000	Senior Secured Notes, 9.125% due 8/1/14	20,700
10,000	Senior Subordinated Notes, 11.375% due 8/1/16	10,575
	Total Paper & Forest Products	334,550
Pharmaceuticals — 0.1%
145,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	122,525
Real Estate Investment Trusts (REITs) — 0.2%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	4,737
425,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12 (c)	393,631
10,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	6,950
30,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.750% due 4/1/17	30,075
	Total Real Estate Investment Trusts (REITs)	435,393
Real Estate Management & Development — 0.1%
15,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	11,925
190,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (a)	143,925
	Total Real Estate Management & Development	155,850
Road & Rail — 0.3%
140,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12 (c)	147,350
360,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16 (c)	390,600
	Total Road & Rail	537,950
Software — 0.0%
30,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	26,475

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	11

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Specialty Retail — 0.0%
80,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	$72,400
Textiles, Apparel & Luxury Goods — 0.1%
50,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	52,750
25,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	25,375
100,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	96,500
50,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	40,125
	Total Textiles, Apparel & Luxury Goods	214,750
Tobacco — 0.0%
	Alliance One International Inc., Senior Notes:
10,000	8.500% ue 5/15/12 (a)	9,850
40,000	11.000% due 5/15/12	42,700
	Total Tobacco	52,550
Trading Companies & Distributors — 0.1%
50,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	49,563
130,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	127,400
	Total Trading Companies & Distributors	176,963
Transportation Infrastructure — 0.1%
	Saint Acquisition Corp., Secured Notes:
145,000	13.308% due 5/15/15 (a)(b)	99,325
65,000	12.500% due 5/15/17 (a)	43,875
	Total Transportation Infrastructure	143,200
Wireless Telecommunication Services — 0.6%
10,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (a)	10,250
	Rural Cellular Corp.:
100,000	Senior Notes, 9.875% due 2/1/10	105,000
40,000	Senior Secured Notes, 8.250% due 3/15/12	41,700
20,000	Senior Subordinated Notes, 8.621% due 6/1/13 (a)(b)	20,600
410,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)(c)	415,986
380,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (a)(c)	390,450
	Total Wireless Telecommunication Services	983,986
	TOTAL CORPORATE BONDS & NOTES (Cost — $32,071,066)	31,482,906
ASSET-BACKED SECURITIES — 15.3%
Home Equity — 15.3%
350,000	Asset Backed Funding Certificates, 5.441% due 1/25/35 (b)(c)	334,547
637,958	Asset Backed Securities Corp., 5.291% due 6/25/35 (b)(c)	635,629
558,005	Bravo Mortgage Asset Trust, 5.261% due 7/25/36 (a)(b)(c)	557,395
342,158	Countrywide Asset-Backed Certificates, 5.201% due 6/25/36 (b)(c)	341,955
810,000	Fremont Home Loan Trust, 6.131% due 11/25/34 (b)(c)	773,070

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Home Equity — 15.3% (continued)
2,000,000	GMAC Mortgage Corp. Loan Trust, 5.201% due 12/25/36 (b)(c)	$1,975,105
1,474,423	Greenpoint Home Equity Loan Trust, 6.033% due 8/15/30 (b)(c)	1,474,979
410,000	GSAMP Trust, 6.731% due 11/25/34 (b)(c)	331,103
1,080,623	Home Equity Mortgage Trust, 5.291% due 7/25/36 (b)(c)	1,056,116
410,000	IXIS Real Estate Capital Trust, 5.471% due 2/25/36 (b)(c)	390,674
875,634	JP Morgan Mortgage Acquisition Corp., 5.391% due 7/25/35 (b)(c)	865,741
3,182,803	Lehman XS Trust, 4.660% due 7/25/35 (b)(c)	3,167,128
	Long Beach Mortgage Loan Trust:
364,251	5.271% due 11/25/35 (b)(c)	361,899
300,000	5.371% due 1/25/36 (b)(c)	284,500
516,804	MASTR Second Lien Trust, 5.401% due 9/25/35 (b)	513,987
2,951	Merrill Lynch Mortgage Investors Inc., 5.000% due 9/25/35 (a)	2,799
	Morgan Stanley ABS Capital I:
1,100,000	5.501% due 2/25/37 (b)(c)	906,389
1,000,000	5.551% due 2/25/37 (b)(c)	810,026
800,000	5.681% due 2/25/37 (b)(c)	640,470
500,000	6.131% due 2/25/37 (b)(c)	361,847
700,000	6.331% due 2/25/37 (b)(c)	505,064
1,169,712	Morgan Stanley Mortgage Loan Trust, 5.251% due 10/25/36 (b)(c)	1,169,887
333,985	Option One Mortgage Loan Trust, 5.531% due 2/25/35 (b)(c)	322,730
	RAAC:
827,905	5.381% due 2/25/37 (a)(b)(c)	800,182
1,501,392	5.421% due 1/25/46 (a)(b)(c)	1,469,436
1,200,000	5.931% due 10/25/46 (a)(b)(c)	840,048
234,710	Renaissance Home Equity Loan Trust, 5.571% due 8/25/33 (b)(c)	226,927
246,618	Renaissance Net Interest Margin Trust, 8.353% due 6/25/37 (a)(c)	244,768
	SACO I Trust:
566,778	5.481% due 9/25/35 (b)(c)	563,194
1,390,262	5.361% due 3/25/36 (b)(c)	1,194,790
1,357,095	5.301% due 4/25/36 (b)(c)	1,275,919
107,070	Sail Net Interest Margin Notes, 5.500% due 3/27/34 (a)	7,207
	Structured Asset Investment Loan Trust:
810,000	6.431% due 10/25/34 (b)(c)	760,933
257,335	5.361% due 2/25/35 (a)(b)(c)	257,173
	Structured Asset Securities Corp.:
1,305,402	5.401% due 5/25/31 (a)(b)(c)	1,265,693
290,000	5.311% due 5/25/47 (b)(c)	272,306
500,000	Washington Mutual Asset-Backed Certificates, 6.181% due 5/25/47 (b)(c)	367,892
	TOTAL ASSET-BACKED SECURITIES (Cost — $29,403,125)	27,329,508
COLLATERALIZED MORTGAGE OBLIGATIONS — 23.2%
548,461	Adjustable Rate Mortgage Trust, 5.401% due 2/25/36 (b)(c)	538,230
	American Home Mortgage Investment Trust:
680,512	5.350% due 11/25/45 (b)(c)	673,122
410,000	5.931% due 11/25/45 (b)(c)	400,854

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	13

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 23.2% (continued)
	Banc of America Funding Corp.:
1,164,950	6.000% due 5/20/33 (c)	$1,144,284
1,078,704	5.723% due 6/20/35 (b)(c)	1,076,305
1,233,908	Countrywide Alternative Loan Trust, 5.726% due 7/20/35 (b)(c)	1,209,445
1,805,842	Countrywide Home Loans, Mortgage Pass Through Trust, 5.310% due 2/20/36 (b)(c)	1,805,670
	Downey Savings & Loan Association Mortgage Loan Trust:
1,394,786	5.833% due 8/19/45 (b)(c)	1,363,141
676,050	5.903% due 3/19/46 (b)(c)	663,162
676,050	5.903% due 3/19/47 (b)(c)	663,162
	Federal Home Loan Mortgage Corp. (FHLMC):
	PAC IO:
5,140,171	5.000% due 1/15/19 (e)	665,351
5,661,370	5.000% due 5/15/23 (e)	970,966
5,258,961	5.000% due 5/15/23 (e)	73,423
7,250,066	5.000% due 1/15/24 (e)	348,366
5,801,870	5.000% due 5/15/24 (e)	207,423
10,350,760	5.000% due 7/15/26 (e)	689,274
	PAC-1 IO:
566,800	5.000% due 8/15/19	5,881
6,068,172	5.000% due 3/15/22 (e)	980,709
	Federal National Mortgage Association (FNMA):
4,929,661	IO, 5.500% due 7/1/18 (e)	818,910
13,658,894	Strip, IO, 5.000% due 6/1/33 (e)	3,491,440
17,905	First Franklin Mortgage Loan Asset Backed Certificates, 5.531% due 12/25/32 (b)	17,745
518,514	Harborview Mortgage Loan Trust, 5.853% due 1/19/35 (b)(c)	508,941
	Indymac Index Mortgage Loan Trust:
870,003	5.561% due 9/25/34 (b)(c)	863,486
259,142	5.531% due 11/25/34 (b)(c)	254,258
345,962	5.521% due 12/25/34 (b)(c)	339,752
1,233,592	5.407% due 10/25/35 (b)(c)	1,220,431
738,964	Lehman XS Trust, 5.431% due 11/25/35 (b)(c)	721,863
320,863	Long Beach Mortgage Loan Trust, 5.956% due 9/25/31 (b)(c)	253,584
1,433,637	Luminent Mortgage Trust, 5.331% due 2/25/46 (b)(c)	1,408,206
416,160	MASTR Adjustable Rate Mortgages Trust, 5.022% due 12/25/33 (b)(c)	413,053
1,747,129	Morgan Stanley Mortgage Loan Trust, 5.580% due 5/25/36 (b)(c)	1,754,038
1,391,176	Structured Adjustable Rate Mortgage Loan Trust, 5.690% due 7/25/34 (b)(c)	1,385,973
	Structured Asset Mortgage Investments Inc.:
1,507,394	5.361% due 2/25/36 (b)(c)	1,462,015
744,220	5.341% due 4/25/36 (b)(c)	733,158
	Structured Asset Securities Corp.:
490,487	6.231% due 2/25/28 (b)(c)	466,374
193,439	6.131% due 3/25/28 (b)	174,331
512,481	6.071% due 8/25/28 (b)(c)	490,328
6,980,960	6.542% due 6/25/35 (a)(b)(c)	6,998,413

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 23.2% (continued)
	Thornburg Mortgage Securities Trust:
763,363	6.183% due 9/25/37 (b)(c)	$769,088
600,814	5.401% due 10/25/45 (b)(c)	598,724
1,021,157	Washington Mutual Mortgage Pass-Through Certificates, 5.491% due 7/25/45 (b)(c)	1,004,872
458,976	Washington Mutual Mortgage Pass-Through Certificates, 5.923% due 4/25/46 (b)(c)	447,645
1,337,767	Wells Fargo Mortgage Backed Securities Trust, 4.608% due 1/25/35 (b)(c)	1,325,063
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $39,913,892)	41,400,459
TERM LOANS — 8.8%
Distributors — 0.5%
995,000	Keystone Auto Industry Inc., Term Loan B, 8.874% due 10/30/09 (a)(b)	921,619
Diversified Financial Services — 0.3%
500,000	Chrysler Financial, Term Loan B, 9.360% due 8/3/12 (a)(b)	500,057
Diversified Telecommunication Services — 0.5%
1,000,000	Cablevision Systems Corp., Term Loan B, 7.569% due 3/30/13 (a)(b)	987,875
Energy Equipment & Services — 1.1%
985,000	Key Energy Services Inc., Term Loans, Tranche B, 7.773% due 7/29/12 (a)(b)	982,230
1,000,000	Sandridge Energy, Term Loan, 8.985% due 4/1/14 (a)(b)	995,000
	Total Energy Equipment & Services	1,977,230
Health Care Providers & Services — 1.1%
997,487	HCA Inc., Term Loan B, 7.448% due 11/1/13 (a)(b)	980,031
997,494	Health Management Association, Term Loan B, 6.946% due 1/16/14 (a)(b)	950,425
	Total Health Care Providers & Services	1,930,456
Hotels, Restaurants & Leisure — 0.4%
750,000	BLB Worldwide Holdings Inc., Second Lien Term Loan, 9.720% due 8/15/12 (b)	693,750
Independent Power Producers & Energy Traders — 0.5%
1,000,000	NRG Energy Inc., Term Loan, 7.110% due 2/1/13 (a)(b)	983,438
Media — 1.6%
1,000,000	Charter Communications Operating LLC, First Lien, 7.360% due 3/5/14 (c)	967,857
987,406	DIRECTV Holdings LLC, Term Loans, 6.629% due 12/27/15 (a)(b)	982,880
1,000,000	Idearc Inc., Term Loan B, 7.200% due 11/1/14 (a)(b)	986,250
	Total Media	2,936,987
Multiline Retail — 0.3%
500,000	Neiman Marcus Group Inc., Term Loan B, 7.448% due 3/13/13 (a)(b)	493,639

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	15

Schedule of Investments (September 30, 2007) (continued)

Face Amount†		Security	Value
Oil, Gas & Consumable Fuels — 0.8%
362,431		Ashmore Energy International Term Loan, 8.360% due 3/30/14 (a)(b)	$355,182
47,569		Ashmore Energy International, Synthetic Revolving Credit Facility, 8.350% due 3/30/14 (a)(b)	46,618
		Targa Resources Inc., Term Loans:
792,339		7.534% due 10/28/12 (a)(b)	785,802
193,548		Tranche A, 7.168% due 10/28/12 (a)(b)	191,952
		Total Oil, Gas & Consumable Fuels	1,379,554
Paper & Forest Products — 0.6%
		Bluegrass Container Co. LLC:
757,576		Second Lien, Tranche, 10.665% due 12/30/13 (a)(b)	762,311
242,424		Term Loans, 10.665% due 12/30/13 (a)(b)	243,939
		Total Paper & Forest Products	1,006,250
Trading Companies & Distributors — 1.1%
1,000,000		Penhall International Corp., Term Loan, 12.824% due 4/1/12 (a)(b)	1,020,000
1,000,000		Transdigm Inc. Term B, 7.200% due 6/23/13 (a)(b)	982,917
		Total Trading Companies & Distributors	2,002,917
		TOTAL TERM LOANS (Cost — $15,863,051)	15,813,772
MORTGAGE-BACKED SECURITIES — 17.5%
FHLMC — 0.3%
580,551		Federal Home Loan Mortgage Corp. (FHLMC), Gold, 7.000% due 6/1/17	600,539
FNMA — 17.2%
		Federal National Mortgage Association (FNMA):
3,011,136		5.500% due 1/1/14-4/1/35	2,960,152
1,414,071		7.000% due 3/15/15-6/1/32	1,475,628
4,368,034		6.000% due 5/1/33	4,390,779
4,100,000		5.000% due 10/11/37-11/13/37 (f)	3,910,702
13,700,000		6.000% due 10/11/37-11/13/37 (f)	13,713,921
4,300,000		5.500% due 11/13/37 (f)	4,209,296
		Total FNMA	30,660,478
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $31,428,995)	31,261,017
SOVEREIGN BONDS — 5.5%
Argentina — 0.5%
		Republic of Argentina:
320,032	ARS	Bonds, 2.000% due 1/3/10 (b)(c)	209,129
657,000		Bonds, Series VII, 7.000% due 9/12/13 (c)	572,192
		GDP Linked Securities:
270,000		0.624% due 12/15/35 (b)	35,438
50,385	ARS	0.649% due 12/15/35 (b)	1,550
275,000	EUR	0.662% due 12/15/35 (b)	45,461
		Total Argentina	863,770

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Brazil — 1.1%
	Federative Republic of Brazil:
360,000	11.000% due 8/17/40 (c)	$481,950
	Collective Action Securities:
675,000	8.750% due 2/4/25 (c)	865,687
540,000	Notes, 8.000% due 1/15/18 (c)	603,720
	Total Brazil	1,951,357
Colombia — 0.6%
	Republic of Colombia:
2,000	11.750% due 2/25/20	2,940
921,000	7.375% due 9/18/37 (c)	1,014,021
	Total Colombia	1,016,961
Ecuador — 0.2%
325,000	Republic of Ecuador,10.000% due 8/15/30 (a)(c)	301,437
El Salvador — 0.1%
	Republic of El Salvador:
132,000	7.750% due 1/24/23 (a)	151,800
59,000	8.250% due 4/10/32 (a)	69,915
	Total El Salvador	221,715
Mexico — 0.9%
1,478,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34 (c)	1,611,020
Panama — 0.6%
	Republic of Panama:
521,000	9.375% due 4/1/29 (c)	700,745
260,000	6.700% due 1/26/36 (c)	268,450
	Total Panama	969,195
Peru — 0.2%
	Republic of Peru:
185,000	8.750% due 11/21/33 (c)	243,830
139,000	Bonds, 6.550% due 3/14/37	143,865
25,000	Global Bonds, 7.350% due 7/21/25	28,594
	Total Peru	416,289
Russia — 0.8%
	Russian Federation:
133,337	8.250% due 3/31/10 (a)	138,837
765,000	12.750% due 6/24/28 (a)(c)	1,363,613
	Total Russia	1,502,450
Venezuela — 0.5%
	Bolivarian Republic of Venezuela:
24,000	8.500% due 10/8/14	24,150
232,000	5.750% due 2/26/16	197,200

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	17

Schedule of Investments (September 30, 2007) (continued)

Face Amount†	Security	Value
Venezuela — 0.5% (continued)
	Collective Action Securities:
105,000	9.375% due 1/13/34	$110,250
500,000	Notes, 10.750% due 9/19/13 (c)	553,750
	Total Venezuela	885,350
	TOTAL SOVEREIGN BONDS (Cost — $9,351,999)	9,739,544
U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.7%
	U.S. Treasury Notes, Inflation Indexed:
1,340,872	2.500% due 7/15/16 (c)	1,366,224
1,631,998	2.375% due 1/15/17 (c)	1,644,239
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $2,883,730)	3,010,463

Shares
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
100	Ford Motor Co., Series F, 7.550%	1,781
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
600	Preferred Plus, Series FRD-1, 7.440%	10,512
1,700	Saturns, Series F 2003-5, 8.125%	31,909
	TOTAL FINANCIALS	42,421
	TOTAL PREFERRED STOCKS (Cost — $42,106)	44,202
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $160,957,964)	160,081,871

Face Amount†
SHORT-TERM INVESTMENTS — 10.3%
U.S. Government Agency — 0.4%
810,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (Cost - $791,062) (c)(g)(h)	793,539

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Repurchase Agreement — 9.9%
$17,657,000	Morgan Stanley repurchase agreement dated 9/28/07, 4.900% due 10/1/07; Proceeds at maturity — $17,664,210; (Fully collateralized by U.S. government agency obligation, 0.00% due 10/26/07; Market value — $18,011,738) (Cost — $17,657,000) (c)	$17,657,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $18,448,062)	18,450,539
	TOTAL INVESTMENTS — 100.0% (Cost — $179,406,026#)	$178,532,410

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2007.
(c)

All or a portion of this security is segregated for open futures contracts, extended settlements, swap contracts, foreign currency contracts, mortgage dollar rolls and securities traded on a to-be-announced basis (“TBA”).

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Illiquid security.
(f)	This security is traded on a TBA basis (See Note 1).
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $179,595,447.

Abbreviations used in this schedule:
ARS	–	Argentine Peso
EUR	–	Euro
GDP	–	Gross Domestic Product
IO	–	Interest Only
MASTR	–	Mortgage Asset Securitization Transactions Inc.
OJSC	–	Open Joint Stock Company
PAC	–	Planned Amortization Class
STRIP	–	Separate Trading of Registered Interest and Principal

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	19

Statement of Assets and Liabilities (September 30, 2007)

ASSETS:
Investments, at value (Cost — $179,406,026)	$178,532,410
Foreign currency, at value (Cost — $24,617)	24,566
Receivable for securities sold	10,942,326
Interest receivable	1,368,157
Swap contracts, at value (premium received $(174,375)	589,755
Interest receivable for open swap contracts	444,296
Receivable from broker — variation margin on open futures contracts	27,230
Receivable for open forward currency contracts	16,282
Prepaid expenses	8,931
Total Assets	191,953,953
LIABILITIES:
Payable for securities purchased	33,576,058
Distributions payable	790,726
Interest payable for open swap contracts	374,583
Investment management fee payable	109,680
Due to custodian	83,203
Directors’ fees payable	21,589
Accrued expenses	132,752
Total Liabilities	35,088,591
Total Net Assets	$156,865,362
NET ASSETS:
Par value ($0.001 par value; 8,323,434 shares issued and outstanding; 100,000,000 shares authorized)	$8,323
Paid-in capital in excess of par value	158,195,188
Overdistributed net investment income	(616,299)
Accumulated net realized loss on investments transactions, futures contracts, options written, swap contracts and foreign currency transactions	(676,162)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(45,688)
Total Net Assets	$156,865,362

Shares Outstanding	8,323,434
Net Asset Value	$18.85

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended September 30, 2007)

INVESTMENT INCOME:
Interest	$ 10,466,618
Dividends	4,752
Total Investment Income	10,471,370
EXPENSES:
Investment management fee (Note 2)	1,314,754
Directors’ fees	68,850
Audit and tax	66,752
Shareholder reports	52,356
Stock exchange listing fees	19,319
Transfer agent fees	15,325
Legal fees	7,838
Insurance	5,428
Custody fees	4,384
Miscellaneous expenses	8,365
Total Expenses	1,563,371
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,388)
Net Expenses	1,560,983
Net Investment Income	8,910,387
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(328,958)
Futures contracts	(845,297)
Options written	90,946
Swap contracts	1,205,484
Foreign currency transactions	40,673
Net Realized Gain	162,848
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,176,983)
Futures contracts	(269,197)
Swap contracts	(1,499,232)
Foreign currencies	20,369
Change in Net Unrealized Appreciation/Depreciation	(3,925,043)
Net Loss on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	(3,762,195)
Increase in Net Assets From Operations	$ 5,148,192

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	21

Statements of Changes in Net Assets (For the years ended September 30,)

	2007	2006
OPERATIONS:
Net investment income	$ 8,910,387	$ 8,696,827
Net realized gain	162,848	3,266,697
Change in net unrealized appreciation/depreciation	(3,925,043)	(324,428)
Increase in Net Assets From Operations	5,148,192	11,639,096
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(10,862,490)	(8,947,692)
Net realized gains	(1,204,824)	(973,009)
Decrease in Net Assets From Distributions to Shareholders	(12,067,314)	(9,920,701)
Increase (Decrease) in Net Assets	(6,919,122)	1,718,395
NET ASSETS:
Beginning of year	163,784,484	162,066,089
End of year*	$ 156,865,362	$ 163,784,484

*Includes (overdistributed) undistributed net investment income of:	$ (616,299)	$ 1,104,171

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2007(1)		2006(1)	2005(2)
Net Asset Value, Beginning of Year	$19.68		$19.47	$19.06	(3)
Income (Loss) From Operations:
Net investment income	1.07		1.04	0.86
Net realized and unrealized gain (loss)	(0.45)		0.36	0.45
Total Income From Operations	0.62		1.40	1.31
Less Distributions From:
Net investment income	(1.31)		(1.07)	(0.85)
Net realized gains	(0.14)		(0.12)	—
Return of capital	—		—	(0.05)
Total Distributions	(1.45)		(1.19)	(0.90)
Net Asset Value, End of Year	$18.85		$19.68	$19.47
Market Price, End of Year	$16.91		$17.36	$17.16
Total Return, Based on NAV(4)(5)	3.21%		7.45%	7.06%
Total Return, Based on Market Price(5)	5.75%		8.46%	(9.82)%
Net Assets, End of Year (000s)	$156,865		$163,784	$162,066
Ratios to Average Net Assets:
Gross expenses	0.97	%(8)	2.35%	1.65	%(6)
Gross expenses, excluding interest expense	0.97	(8)	1.16	1.07	(6)
Net expenses	0.97	(7)(8)	2.34 (7)	1.65	(6)
Net expenses, excluding interest expense	0.97	(7)(8)	1.16 (7)	1.07	(6)
Net investment income	5.53		5.35	4.94	(6)
Portfolio Turnover Rate	160	%(9)	27%	46%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 26, 2004 (inception date) to September 30, 2005.
(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	Reflects fee waivers and/or expense reimbursements.
(8)

Included in the expense ratio are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would both have been 0.97%.

(9)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 197% for the year ended September 30, 2007.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	23

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial

24	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(f) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	25

Notes to Financial Statements (continued)

the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (e.g., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and

26	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	27

Notes to Financial Statements (continued)

are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase

28	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(n) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(o) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$231,633	$(231,633)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of interest rate and credit default swap contracts.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	29

Notes to Financial Statements (continued)

transactions and investment in non-U.S. dollar-denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited.

For the year ended September 30, 2007, LMPFA reimbursed the Fund for expenses amounting to $2,388 for a portion of non-recurring payments due to directors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations
Purchases	$ 105,336,929	$ 186,287,965
Sales	71,240,156	184,050,593

At September 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 3,181,403
Gross unrealized depreciation	(4,244,440)
Net unrealized depreciation	$(1,063,037)

At September 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
Eurodollar	34	12/07	$8,064,970	$8,088,175	$23,205
U.S. Treasury 10 Year Note	38	12/07	4,128,104	4,152,687	24,583
Net Unrealized Gain on Open Futures Contracts					$47,788

At September 30, 2007, the Fund had the following open forward foreign currency contracts as described below:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Eurodollar	$412,923	$587,647	11/7/07	$16,282

30	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Written option transactions entered into during the year ended September 30, 2007 were as follows:

	Number of Contracts	Premiums
Options written, outstanding September 30, 2006	—	—
Options written	1,012	$ 336,393
Options closed	(952)	(312,318)
Options expired	(60)	(24,075)
Options written, outstanding September 30, 2007	—	—

At September 30, 2007, the Fund held the following interest rate swap contracts:

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	1/7/05
Notional Amount:	$10,000,000
Payments Made by Fund:	Fixed Rate 4.665%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/15
Unrealized Appreciation	$234,583

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	12/7/04
Notional Amount:	$18,000,000
Payments Made by Fund:	Fixed Rate 4.655%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	12/7/14
Unrealized Appreciation	$437,672

At September 30, 2007, the Fund held the following credit default swap contracts:

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	8/12/07
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$3,100,000
Payments received by the Fund:	2.750% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	6/20/12
Unrealized Appreciation	$91,875

At September 30, 2007, the Fund’s custodian held as collateral $95,000 par of U.S. Treasury Bonds, 3.375% due 4/15/32 and $621,000 par of Federal Home Loan Mortgage Corp., 6.000% due 8/1/36 on certain swap contracts that JPMorgan Chase Bank is the counterparty.

At September 30, 2007, the Fund held TBA securities with a total cost of $21,817,258.

The average monthly balance of mortgage dollar rolls outstanding for the Fund for the year ended September 30, 2007 was approximately $13,995,080. For the year ended September 30, 2007, the Fund recorded interest income of $13,957 related to such mortgage dollar rolls.

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	31

Notes to Financial Statements (continued)

4. Distributions Subsequent to September 30, 2007

On August 16, 2007, the Board of Directors of the Fund declared distributions, each in the amount of $0.0950 per share, payable on October 26, 2007 and November 30, 2007 to shareholders of record on October 19, 2007 and November 23, 2007, respectively.

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$ 11,249,421	$ 9,846,622
Net Long-term Capital Gains	817,893	74,079
Total Distributions Paid	$ 12,067,314	$ 9,920,701

As of September 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$ (340,251)
Other book/tax temporary differences(a)	(762,789)
Unrealized appreciation/(depreciation)(b)	(235,109)
Total accumulated earnings/(losses) — net	$(1,338,149)

*  As of September 30, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2015	$(340,251)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6. Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

32	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

7. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications

Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report	33

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset Variable Rate Strategic Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from October 26, 2004 (commencement of operations) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2007

34	Western Asset Variable Rate Strategic Fund Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue 49th Floor New York,NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2004	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2004	Formerly Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2004	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class II	Since 2004	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 2004	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	21	None

Western Asset Variable Rate Strategic Fund Inc.	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 2004	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	21	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2004	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006).

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

36	Western Asset Variable Rate Strategic Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2007

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

Western Asset Variable Rate Strategic Fund Inc.	37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2004

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

38	Western Asset Variable Rate Strategic Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Variable Rate Strategic Fund Inc.	39

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2007

Record Date:	Monthly	12/22/2006
Payable Date:	Monthly	12/29/2006
Interest from Federal Obligations	1.45%	—
Long-Term Capital Gain Dividend	—	$0.0983

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

40	Western Asset Variable Rate Strategic Fund Inc.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less

Western Asset Variable Rate Strategic Fund Inc.	41

Dividend Reinvestment Plan (unaudited) (continued)

than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

42	Western Asset Variable Rate Strategic Fund Inc.

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Western Asset Variable Rate Strategic Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	VARIABLE RATE
Daniel P. Cronin	STRATEGIC FUND INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Dr. Riordan Roett	Legg Mason Partners
Jeswald W. Salacuse	Fund Advisor, LLC

OFFICERS	SUBADVISERS
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer	Western Asset Management
Company Limited
Kaprel Ozsolak
Chief Financial Officer	CUSTODIAN
and Treasurer	State Street Bank and
TrustCompany
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Thomas C. Mandia	DIVIDEND DISBURSING
Assistant Secretary	AND TRANSFER AGENT
American Stock Transfer &
Steven Frank	Trust Company
Controller	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and	INDEPENDENT
Chief Legal Officer	REGISTERED PUBLIC ACCOUNTING FIRM
KPMG, LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
GFY

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset Variable Rate Strategic Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

WASX010407 11/07 SR07-444

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form
N-CSR.

Item 4. Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2006 and September 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 performed by KPMG and 21,000 performed by PwC in 2006 and $56,500 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $255 in 2006 and $0 in 2007. These services in 2006 consisted of procedures performed in connection with the billing for time incurred in connection with KPMG workpaper review.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Variable Rate Strategic Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $5,150 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for Western Asset Variable Rate Strategic Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Variable Rate Strategic Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;

(ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Strategic Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Variable Rate Strategic Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Variable Rate Strategic Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset Variable Rate Strategic Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Variable Rate Strategic Fund Inc.or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  PROXY VOTING – LMPFA & Western

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and portfolio manager and research analyst at Western Asset since 1994.

Michael Buchanan	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101		for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and portfolio manager at Western Asset since 2001.

James J. Flick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co- portfolio manager of the fund and portfolio manager at Western Asset for the past five years.

Andrea Mack Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund and portfolio manager at Western Asset for the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	116 registered investment companies with $116.3 billion in total assets under management	183 Other pooled investment vehicles with $199.8 billion in assets under management	1,114 Other accounts with $312 billion in total assets under management*

Stephen A. Walsh‡	116 registered investment companies with $116.3 billion in total assets under management	183 Other pooled investment vehicles with $199.8 billion in assets under management	1,114 Other accounts with $312 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.32 billion in total assets	6 Other pooled investment vehicles with $1.6 billion in assets	1 Other account with $14.4 million in total assets under

	under management	under management	management**

Michael Buchanan‡	14 registered investment Companies with $7.9 billion in total assets Under management	5 Other pooled investment vehicles with $4.6 billion in assets under management	12 Other accounts with $1.15 billion in total assets under management

Detlev Schlichter‡	2 registered investment Companies with $206 million in total assets Under management	23 Other pooled investment vehicles with $4.46 billion in assets under management	69 Other accounts with $26.84 billion in total assets under management***

James A. Flick‡	7 registered investment Companies with $1.36 billion in total assets Under management	9 Other pooled investment vehicles with $4.9 billion in assets under management	87 Other accounts with $40.9 billion in total assets under management****

Andrea Mack ‡	1 registered investment Companies with $7.02 billion in total assets Under management	0 Other pooled investment vehicles with $0 in assets under management	17 Other accounts with $7.31 billion in total assets under management

*	Includes 98 accounts managed, totaling $34.2 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $14.4 million, for which advisory fee is performance based.
***	Includes 20 accounts managed, totaling $7.58 billion, for which advisory fee is performance based.
****	Includes 10 accounts managed, totaling $4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Michael Buchanan	A
Keith J. Gardner	A
Detlev Schlichter	A
James J. Flick	A
Andrea Mack	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.               CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)

under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 6, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 6, 2007